                                                                       EXHIBIT 1


                            [SUN HYDRAULICS LOGO(R)]


                                               SEE REVERSE FOR

                                              CERTAIN DEFINITIONS

                         SUN HYDRAULICS CORPORATION

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

          INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA                   CUSIP 866942 10 5

THIS CERTIFIES THAT






IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $.001 PER SHARE OF
     ----------------------------                                          -----------------------------
---------------------------------        SUN HYDRAULICS CORPORATION        ----------------------------------
     ----------------------------                                          -----------------------------
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transferable on the book of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and
Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed with the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated

                                      [SEAL]

                 Secretary                                Chairman

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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM  -- as tenants in common                          UNIF GIFT MIN ACT -- ......... Custodian .........
TEN ENT  -- as tenants by the entireties                                         (Cust)             (Minor)
JT TEN   -- as joint tenants with right of                                      under Uniform Gifts to Minors
            survivorship and not as tenants in common                           Act..........................
                                                                                          (State)

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    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED _____________________ HEREBY SELL, ASSIGN AND TRANSFER
UNTO

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

 /                         /___________________________________________________

_______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


_______________________________________________________________________________

_______________________________________________________________________________


_______________________________________________________________________  SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_____________________________________________________________________  ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:
                                    ___________________________________________

                                    ___________________________________________
                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED